UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2007

MENDOCINO BREWING COMPANY, INC.
(Exact name of issuer as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-22524 68-0318293
(Commission File No.)  (IRS Employer Identification Number)

1601 Airport Road, Ukiah, California 95482
(Address of principal executive offices) (Zip Code)

(707) 463-6610
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(1)	Merger Involving Independent Accountants

(i)
On January 30, 2007, Mendocino Brewing Company, Inc., a California corporation (the "Company") was informed by Pohl, McNabola, Berg & Co., LLP (“PMB”), its independent registered public accounting firm, that PMB consummated a merger with Helin, Donovan, Trubee & Wilkinson., LLP (“HDTW”). HDTW is located in Austin, Texas, and is also registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).

(ii)	The members of the Company's Audit Committee have been notified of the PMB+HD merger and have approved the appointment of PMB+HD as the Company's independent registered accounting firm.

(iii)
PMB’s report on the Company's consolidated financial statements as of and for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. PMB was appointed as the Company's independent registered public accounting firm in January 2006 and therefore did not report on the Company's consolidated financial statements as of and for the year ended December 31, 2004.

(iv)
During the Company’s two most recent fiscal years and through January 30, 2007, there were no disagreements with PMB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PMB, would have caused them to make reference thereto in their reports on the financial statements for such years.

(v)	During the Company’s two most recent fiscal years and through January 30, 2007, there have been no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi)
The Company has requested that PMB furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PMB agrees with the above statements. A copy of PMB’s letter as required by Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 to this Form 8-K.

(vii)
During the Company’s two most recent fiscal years and through January 30, 2007, neither the Company, nor anyone on its behalf, consulted with HDTW regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits
16.1 Letter from Pohl, McNabola, Berg & Co., LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENDOCINO BREWING COMPANY, INC.
(Registrant)

Date: January 31, 2007	By:	/s/ N.Mahadevan
N. Mahadevan, Secretary and
Chief Financial Officer